Exhibit 99.1

2Q 2016 Earnings Call Exhibit 99.1

Oscar Munoz

President and Chief Executive Officer

Jim Compton

Vice Chairman and Chief Revenue Officer

Gerry Laderman

SVP Finance and acting Chief Financial Officer

July 20, 2016

a star alliance member united

Safe Harbor Statement

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions

(including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Item 1A., Risk Factors, of UAL’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

United

Executive Summary

Oscar Munoz

President and

Chief Executive Officer

A star alliance member united

Achieved pre-tax margin of 9.9%; 14.5% excluding specials


Pre-tax earnings[1]
($B)
$1.2
$1.3
$0.9
$1.4
2Q15
2Q16
Including special charges
Excluding special charges


On-time A:00[2]
56.5%
67.9%
2Q15
2Q16


Completion[2]
97.4%
98.3%
2Q15
2Q16

- ✓ EPS including special items decreased ~40%
  - Tax-adjusted EPS grew ~25% excl. special items[1]
- ✓ Tentative agreement reached with flight attendants
- ✓ United Polaris business class unveiled
- ✓ $694M of UAL shares repurchased in 2Q16
  - Additional $2B authorization announced

[1] 2Q15 earnings per share adjusted for the ~37% effective tax rate booked in 2Q16. For a GAAP to non-GAAP reconciliation, see Appendix A
[2] Consolidated (mainline + regional) performance

4

UNITED

Taking action to further improve financial performance

Driving incremental revenue Generating benefits from through commercial Improving cost structure improved operations enhancements

~$300M by 2018 ~$1.5B by 2018 ~$1.3B by 2018

Combined these initiatives expected to drive incremental $3.1B by 2018

United

As we look ahead at United

? Maintain strong reliability while improving efficiency

? Refine the mission for each geographic region, hub and spoke ? Implement the profit maximizing product and segmentation strategy ? Further identify and address controllable cost gap to peers

United

Revenue and Network

Jim Compton

Vice Chairman and Chief Revenue Officer

United

Expect 3Q16 PRASM to decline 5.5% to 7.5%

PRASM1

PRASM drivers 2Q16 3Q16E

Year-over-year H/(L)

Foreign exchange ( 1/4) pts. ( 1/4) pts.

2Q16 (4.9%) (6.6%) results Surcharges ( 3/4) pts. ( 1/2) pts.

(9.3%)

Domestic International Consolidated

Energy sector ( 3/4) pts. ( 1/2) pts.

Competitive pressures (1) pt. ( 1/2) pts.

3Q16 outlook

(5.5%)—(7.5%) (5.5%)—(7.5%) (5.5%)—(7.5%) Supply outpacing demand (1 1/2) pts. (1 1/2) pts.

Domestic International Consolidated

Timing of July 4th holiday  1/4 pts. ( 1/4) pts.

1 Includes mainline and regional 8

United

Shaping network strategy while addressing current environment

Domestic

- Emphasizing SFO/DEN
- Adjusting IAH; expect FY16 capacity (1%) – (2%) YOY, 3 pts. lower than initial plans
- IAH had best June YOY PRASM performance of all hubs
- Slimline and upgauging driving efficiency benefits

Atlantic

- Monitoring impact of Brexit and will adjust accordingly
- SFO-Tel Aviv exceeding expectations; moving to daily frequency (Fall)
- Expect 4Q16 capacity to be (1%) – (2%) YOY

Pacific

- Launched 3 new trans-Pacific routes; all meeting expectations
- Expect industry capacity growth in Beijing/Shanghai to slow in 2017 as bilateral caps are reached
- Re-entered Auckland, with Air New Zealand support

Latin

- Beach markets continue to perform well; reallocating weekend domestic flying
- Reduced Brazil seats, signs of improvement; Olympics booking well
- Reduced Q4 capacity, now forecast to be (5%) – (10%) YOY

2Q16 capacity growth H/(L)[1]



(0.4%)
5.9%
UA
Industry ex UA[2]
2.7%
7.7%
UA
Industry ex UA[2]
(1.1%)
10.1%
UA
Industry ex UA[2]
(1.2%)
3.2%
UA
Industry ex UA[2]

[1] Consolidated (mainline + regional) capacity change year-over-year
[2] Source : OAG

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UNITED

Now expect full-year capacity to grow 1.0% to 1.5%

Capacity outlook FY16 capacity outlook

Year-over-year H/(L) Year-over-year H/(L)

1.5%—2.5%

(~0.75) pts.

1.5%—2.5%

1.0%—2.0%

1.0%—1.5% 3Q16E 4Q16E Original guidance 1 Current guidance

1 Source: UAL Investor Update – January 21, 2016 10

United

Financial Update

Gerry Laderman

SVP Finance and acting Chief Financial Officer

United

2Q16 earnings per share of $1.78 including special items

$B 2Q16 2Q15 H/(L)

Total revenue $9.4 $9.9 ($0.5) Pre-tax earnings declined ~25%

Fuel expense $1.4 $2.1 ($0.7) YOY Non-fuel expense1 $6.7 $6.5 $0.2

Special items increased $0.3B Special charges $0.4 $0.1 $0.3 year-over-year, largely due to

Pre-tax earnings $0.9 $1.2 ($0.3) write-off of EWR slots Net income $0.6 $1.2 ($0.6)

Earnings per share $1.78 $3.14 ($1.36)

Tax adjusted EPS2 $1.78 $1.98 ($0.20)

Pre-tax margin 9.9% 12.1% (2.2 pts.)

1 Includes non-fuel operating expense and non-operating expense

2 2Q15 earnings per share adjusted for the ~37% effective tax rate booked in 2Q16 12

United

2Q16 earnings per share of $2.61 excluding special items

$B 2Q16 2Q15 ? H/(L)

Total revenue $9.4 $9.9 ($0.5) ? Grew tax-adjusted EPS2,3 ~25% on

Fuel expense $1.4 $2.1 ($0.7) ~8% increase in pre-tax earnings

Non-fuel expense1 $6.6 $6.5 $0.1

Pre-tax earnings2 $1.4 $1.3 $0.1 ? Lower fuel expense due mostly to lower fuel prices

Net income2 $0.9 $1.3 ($0.4) Earnings per share2 $2.61 $3.31 ($0.70)

? Non-fuel expense driven by

Tax adjusted EPS2,3 $2.61 $2.09 $0.52

recently ratified labor deals

Pre-tax margin2 14.5% 12.7% 1.8 pts.

Note: For a GAAP to non-GAAP reconciliation, see Appendix A

1 Includes non-fuel operating expense and non-operating expense

2 Excludes special items

3 2Q15 earnings per share adjusted for the ~37% effective tax rate booked in 2Q16

United

Solid cost management; full year CASM up 2% - 3%[1,2]

CASM including fuel & special charges

Year-over-year H/(L)


(1.6%)
(2.0%) – (3.0%)
(2.0%) – (3.0%)
2Q16
3Q16E[1]
FY16E[1]

Non-fuel CASM ex. special charges[1,2]

Year-over-year H/(L)


2.5%
2.5% - 3.5%
2.0% - 3.0%
2Q16
3Q16E
FY16E

- **Excluding ratified labor agreements, full year CASM guidance: up 0.5% - 1.5%**
- **Strong cost performance driven by:**
  - **Structural efficiency savings expected to be $1.2B**
  - **Upgauge program supports efficient growth**
  - **Strong U.S. dollar provides expense tailwind**

Expect 3Q16 pre-tax margin[3] to be 13.5% - 15.5%

[1] Operating expense per ASM – CASM excludes fuel, profit sharing, third-party expenses, special charges, the impact of certain primarily non-cash impairment, severance and other similar accounting charges. While the Company anticipates that it will record such special charges throughout the year and may record profit sharing, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A

[2] Excluding impact of non-ratified labor agreements

[3] Excludes special charges, the nature and amount of which are not determinable at this time

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UNITED

Sustained cash generation allows balanced capital allocation

	2Q16	FY16
Invest in the business	Capital expenditures of $838M; Adjusted capital expenditures of $767M[1]	Expect adjusted capital expenditures of $3.1B - $3.3B[1]; plan to finance ~50% of capex related to new aircraft deliveries
Strengthen the balance sheet	Contributed $80M to our pension plans	Expect minimal debt prepayments and ~$400M pension cash contributions
Shareholder returns	Repurchased $694M worth of common stock	Announced new $2B share repurchase authorization

Ended second quarter with unrestricted liquidity balance of $6.0B, including revolver

[1] Including assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects. For a GAAP to non-GAAP reconciliation, see Appendix A

15

UNITED

Concluding Remarks

Oscar Munoz

President and

Chief Executive Officer

A star alliance member united

Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income taxes excluding special items, net income (loss) excluding special items, net earnings (loss) per share excluding special items, and CASM, as adjusted, among others. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel and special charges. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. In addition, the company believes that adjusting for MTM gains and losses from fuel derivative contracts settling in future periods and prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL also believes that adjusting capital expenditures for assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. For additional information related to special items, see the press release issued by UAL dated July 19, 2016, filed on that date with the SEC as an exhibit to UAL’s Form 8-K.

Three Months Ended June 30,

(in millions)

(in millions) Three Months Ended June 30,

Income before income taxes and excluding special items 2016 2015

Income before income taxes $931 $1,197

less: special items before income taxes 428 67

Income before income taxes and excluding special items (Non-GAAP) $1,359 $1,264

Non-Fuel Expense 2016 2015

Total operating expense $8,336 $8,469 less: Aircraft fuel 1,437 2,106 less: Special charges 434 55 Total operating expense excluding above items $6,465 $6,308 add: Total nonoperating expense 129 248

less: Nonoperating special (gains) charges (9) 128 less: Mark-to-market gains from fuel derivative contracts settling in future periods —(26) less: Prior period gains (losses) on fuel derivative contracts settled in the current period 3 (90)

Non-fuel expense excluding special items (Non-GAAP) $6,600 $6,544

Pre-Tax Earnings

Total revenue $9,396 $9,914 less: Aircraft fuel 1,437 2,106 less: Non-fuel expense excluding special items (Non-GAAP) 6,600 6,544

Pre-tax earnings excluding special items (Non-GAAP) $1,359 $1,264 less: Income tax expense 343 4 less: Income tax benefit related to special charges 153 -

Net income, excluding special items (Non-GAAP) $863 $1,260

United

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Three Months Ended

(in millions, except per share data) June 30,

Tax adjusted earnings per share 2016 2015

Diluted earnings per share $1.78 $3.14 Less: Income tax adjustment using 2Q16 tax rate for 2Q15 1.16

Tax adjusted earnings per share, diluted (Non-GAAP) $1.98

Tax adjusted earnings per share excluding special items 2016 2015

Net income $588 $1,193 less: Special items, net of tax 275 67

Net income, excluding special items (Non-GAAP) $863 $1,260

Diluted earnings per share $1.78 $3.14 Add back: Special items 1.29 0.17 Tax effect related to special items (0.46) -Diluted earnings per share, excluding special items (Non-GAAP) $2.61 $3.31 Less: Income tax adjustment using 2Q16 tax rate for 2Q15 1.22

Tax adjusted earnings per share excluding special items, diluted (Non-GAAP) $2.09

Weighted average shares, diluted 331 380

Effective 2Q16 tax rate 36.9%

United

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Three Months Ended

June 30, % (in cents) Increase/ Non-Fuel CASM 2016 2015 (Decrease)

Cost per available seat mile (CASM) 12.88 13.09 (1.6) less: Special charges 0.67 0.08 NM CASM, excluding special charges 12.21 13.01 (6.1) less: Third-party business expenses 0.09 0.11 (18.2) CASM, excluding special charges and third-party business expenses 12.12 12.90 (6.0) less: Fuel expense 2.22 3.25 (31.7) CASM, excluding special charges, third-party business expenses and fuel 9.90 9.65 2.6 less: Profit sharing per available seat mile 0.33 0.31 6.5

CASM, excluding special charges, third-party business expenses, fuel, and profit sharing 9.57 9.34 2.5

Three Months Ended

(in millions) June 30, 2016

Capital Expenditures

Capital expenditures – GAAP $838 plus: Property and equipment acquired through the issuance of debt -plus: Airport construction financing 26 less: Fully reimbursable projects (97)

Adjusted capital expenditures – Non-GAAP $767

NM Not meaningful

United